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                               PROSPECTUS SUPPLEMENT

              ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                INHEIRITAGE ACCOUNT
                 (Supplement to Prospectus Dated April 30, 1996)

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                             PREFERRED LOAN OPTION

   The following is inserted under the Section "LOAN PRIVILEGE" in the SUMMARY and as the last section under POLICY LOANS:

    PREFERRED LOAN OPTION - A preferred loan option is available under the Policies. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an
    effective annual yield of at least 7.5%.   Our current practice is to
    credit a rate of interest equal to the rate being charged for the preferred loan.

    There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

The following replaces the third paragraph under "FEDERAL TAX CONSIDERATIONS - TAXATION OF THE POLICIES":

    The Company believes that non-preferred loans received under a Policy will be treated as indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "MODIFIED ENDOWMENT POLICIES"). However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

    Section 264 of the Internal Revenue Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer.

                                     * * *
                         TWELVE TRANSFERS WITHOUT CHARGE

     The sections "SUMMARY - Transfer Charge," "THE POLICY - Transfer Privilege," "CHARGES AND DEDUCTIONS - Transfer Charges," and "MORE INFORMATION ABOUT THE GENERAL ACCOUNT -- Transfers, Surrenders, Partial Withdrawals and Policy Loans," are amended to indicate that the first twelve transfers of Policy Value in a Policy year, rather than the first six transfers, will be free of charge.

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Inheiritage, Select Inheiritage

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                            CHANGES IN DIRECTORS AND
                                    OFFICERS


John P. Kavanaugh, Edward J. Parry III and J. Barry May have been elected as Directors of the Company. Mr. Kavanaugh has been a Vice-President of the Company since 1992, and previously served as Second Vice-President of the Company. Mr. Kavanaugh is also a Director and Vice President of First Allmerica Financial Life Insurance Company, and is a Director and President of Allmerica Asset Management, Inc. Mr. Parry has been Vice President and Treasurer of the Company since 1993; Assistant Vice President from 1992 to 1993; and was previously a Manager, Price Waterhouse, from 1987 to 1992. He is also a Director and Officer of First Allmerica. Mr. May has been President of the Hanover Insurance Company since September, 1996. He previously served as Eastern Regional Vice-President and Regional Vice President of the New England Region of the Hanover Insurance Company. Mr. May is also a Director of First Allmerica.

Kruno Huitzingh, Theodore J. Rupley, and Diane E. Wood have resigned as Directors and officers of the Company. Mark C. Colborn has resigned as Controller, but continues as Vice-President.

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Prospectus Supplement dated November 25, 1996.